Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,088,709.53
Previously Paid Amount	0.00
Total Fee Amount	166.68
Total Offset Amount	166.68
Net Fee	$ 0.00